SCHEDULE 14C INFORMATION

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Securities Exchange Act of 1934

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TRANSAMERICA PARTNERS FUNDS GROUP II

(Name of Registrant as Specified in Its Charter)

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TRANSAMERICA PARTNERS HIGH QUALITY BOND PORTFOLIO

TRANSAMERICA PARTNERS INTERNATIONAL EQUITY PORTFOLIO

series of Transamerica Partners Portfolios

TRANSAMERICA PARTNERS HIGH QUALITY BOND

TRANSAMERICA PARTNERS INTERNATIONAL EQUITY

series of Transamerica Partners Funds Group

TRANSAMERICA PARTNERS INSTITUTIONAL HIGH QUALITY BOND

TRANSAMERICA PARTNERS INSTITUTIONAL INTERNATIONAL EQUITY

series of Transamerica Partners Funds Group II

570 Carillon Parkway

St. Petersburg, Florida 33716

Telephone: 1-888-233-4339

January 16, 2014

This joint information statement (the “Joint Information Statement”) is being furnished to investors of Transamerica Partners High Quality Bond Portfolio (the “High Quality Bond Portfolio”) and Transamerica Partners International Equity Portfolio (the “International Equity Portfolio”) (each, a “Portfolio” and together, the “Portfolios”). Each Portfolio is a series of Transamerica Partners Portfolio, a registered investment company organized as a New York trust (“TPP” or the “Trust”). The Portfolios are each a master fund in a master/feeder mutual fund structure. A number of feeder funds, including Transamerica Partners High Quality Bond, Transamerica Partners International Equity, Transamerica Partners Institutional High Quality Bond and Transamerica Partners Institutional International Equity, invest their assets in the similarly named Portfolio. The Portfolios, in turn, invest directly in securities. The High Quality Bond Portfolio is the underlying mutual fund in which all of the assets of Transamerica Partners High Quality Bond and Transamerica Partners Institutional High Quality Bond are invested. The International Equity Portfolio is the underlying mutual fund in which all of the assets of Transamerica Partners International Equity and Transamerica Partners Institutional International Equity are invested.

This Joint Information Statement provides information regarding the approval by the Portfolios’ Board of Trustees (the “Board,” “Board Members” or “Trustees”) of new sub-advisory agreements on behalf of the Portfolios. The High Quality Bond Portfolio is sub-advised by Merganser Capital Management, LLC (“Merganser”) pursuant to an agreement between Transamerica Asset Management, Inc. (“TAM” or the “Adviser”) and Merganser (the “Merganser Sub-Advisory Agreement”). The International Equity Portfolio is sub-advised by Thompson, Siegel & Walmsley LLC (“TS&W”) pursuant to an agreement between TAM and TS&W (the “TS&W Sub-Advisory Agreement”). Copies of the Merganser Sub-Advisory Agreement and the TS&W Sub-Advisory Agreement are attached hereto as Exhibit A and Exhibit B, respectively.

On October 18, 2013, Merganser’s majority interest holder, Annaly Capital Management, Inc., sold its interests to a group consisting of Providence Equity Partners, LLC (“Providence”) and the Merganser senior management team. This transaction constituted an “assignment” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), of the sub-advisory agreement between TAM and Merganser, resulting in its automatic termination. The Board approved the Merganser Sub-Advisory Agreement prior to the closing of the transaction, which took effect on October 18, 2013.

TS&W took over day-to-day management of the International Equity Portfolio on December 15, 2013. Prior to December 15, 2013, Thornburg Investment Management, Inc. (“Thornburg”) served as sub-adviser to the International Equity Portfolio. As discussed in the Prospectus and Statement of Additional Information supplement dated October 25, 2013, and the Summary Prospectuses dated December 15, 2013, International Equity Portfolio’s investment objective, certain risks, and principal investment strategies also changed. Additionally, International Equity Portfolio’s initial advisory fee was lowered and additional breakpoints were added to TAM’s management contract, which has the potential to further lower advisory fees should the Portfolio’s assets reach certain levels.

TAM continues to serve as each Portfolio’s investment adviser.

This Information Statement is provided in lieu of a proxy statement to shareholders of record of the Portfolios as of October 18, 2013 for High Quality Bond Portfolio and December 19, 2013 for International Equity Portfolio (the “Record Date”), pursuant to the terms of an exemptive order (the “Order”) issued by the U.S. Securities and Exchange Commission (“SEC”) on August 5, 1998. The Order permits TAM to enter into and materially amend sub-advisory agreements (with non-affiliated entities) subject to the approval of the Board, including a majority of Trustees who are not parties to the agreement and are not interested persons, as defined in the 1940 Act, of the parties to the agreement (“Independent Trustees”), without obtaining shareholder approval. Pursuant to the Order, however, the Portfolios are required to provide certain information about a new sub-advisory agreement to its shareholders.

A Notice of Internet Availability of the Joint Information Statement is being mailed on or about January 16, 2014. Merganser will bear the costs associated with preparing and distributing this Joint Information Statement and the Notice of Internet Availability of the Joint Information Statement to shareholders of High Quality Bond Portfolio. International Equity Portfolio will bear the costs associated with preparing and distributing this Joint Information Statement and the Notice of Internet Availability of the Joint Information Statement to shareholders.

The annual report of the Portfolios is sent to shareholders of record following each Portfolio’s fiscal year end. Each Portfolio’s fiscal year end is December 31. Each Portfolio will furnish, without charge, a copy of its respective annual and semi-annual reports to a shareholder upon request. Such requests should be directed to the Portfolios by calling toll free 1-888-233-4339. Copies of the annual and semi-annual reports of the Portfolios also are available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at www.sec.gov.

The enclosed material is for your information only. It is not a proxy statement and you are not being asked to vote. Please note that only one copy of the Notice of Internet Availability may be delivered to two or more investors who share an address, unless the Portfolios have received instructions to the contrary. Please contact the Portfolios at the address and phone number set forth above if you have any questions.

We Are Not Asking You For a Proxy and You Are Requested Not To Send Us a Proxy.

The Joint Information Statement will be available on the Portfolios’ website at http://www.transamericapartners.com/Pdf/Transamerica-Partners-High-Quality-Bond-Portfolio-Transamerica-Partners-International-Equity-Portfolio-Information-Statement-January-2014.pdf until at least April 16, 2014. A paper or email copy of the Joint Information Statement may be obtained, without charge, by contacting the Portfolios at 1-888-233-4339.

TRANSAMERICA PARTNERS HIGH QUALITY BOND PORTFOLIO

a series of Transamerica Partners Portfolios

JOINT INFORMATION STATEMENT

On October 17, 2013, the Board approved, at the Adviser’s recommendation, a new sub-advisory agreement for the Portfolio as described below, effective October 18, 2013.

The sub-advisory agreement between Merganser and TAM dated April 6, 2000 (the “Prior Sub-Advisory Agreement”) was automatically terminated when Merganser’s majority interest holder, Annaly Capital Management, Inc. (“Annaly”), sold its interests to a group consisting of Providence Equity Partners, LLC (“Providence”) and the Merganser senior management team on October 18, 2013. The sale of Annaly’s majority interest constituted a change in control of Merganser (the “Change of Control”), resulting in the “assignment” of the Prior Sub-Advisory Agreement between TAM and Merganser under the Investment Company Act of 1940, as amended (the “1940 Act”). Such an assignment under the 1940 Act results in the automatic termination of the agreement, giving rise to the necessity for Board approval at an in-person meeting of a new sub-advisory agreement between TAM and Merganser with respect to the Portfolio (the “Merganser Sub-Advisory Agreement”).

THE PORTFOLIO AND ITS MANAGEMENT AGREEMENT

TAM, a Florida corporation located at 570 Carillon Parkway, St. Petersburg, FL 33716, manages the assets of the Portfolio pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) dated November 1, 2007, as amended from time to time, which was approved by the Board, including a majority of the Independent Trustees, on June 13, 2013. TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. AUSA is wholly owned by Aegon USA, LLC (“Aegon USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Aegon USA is owned by Aegon US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Subject to the terms of the Advisory Agreement, the Adviser (i) is responsible for the management of the Portfolio, (ii) selects and employs, subject to the review and approval of the Board, one or more sub-advisers to make the day-to-day investment selections for the Portfolio consistent with the Portfolio’s investment objectives, policies and restrictions, as stated in the Portfolio’s current registration statement, and (iii) reviews the sub-adviser’s continued performance. The Advisory Agreement was last approved by the Board on June 13, 2013.

No officer or Trustee of the Portfolio is a director, officer or employee of Merganser. No officer or Trustee of the Portfolio, through the ownership of securities or otherwise, has any other material direct or indirect interest in Merganser or any other person controlling, controlled by or under common control with the Merganser. Since the Record Date, none of the Trustees of the Portfolio has had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which Merganser or any of its affiliates was or is to be a party.

SUMMARY OF THE SUB-ADVISORY AGREEMENT

Merganser serves as sub-adviser to the Portfolio. Merganser provides sub-advisory services to the Portfolio pursuant to an investment sub-advisory agreement between TAM and Merganser. As sub-adviser to the Portfolio, Merganser is responsible for managing the assets of the Portfolio in a manner consistent with the terms of a sub-advisory agreement and the investment objective, strategies and policies of the Portfolio. The Prior Sub-Advisory Agreement was last approved by the Board, including a majority of the Independent Trustees, of the Portfolio on June 12 and 13, 2013.

As discussed below under “Evaluation by the Board,” the Board authorized the Adviser to enter into the Merganser Sub-Advisory Agreement with Merganser on behalf of the Portfolio, effective October 18, 2013, due to the Prior Sub-Advisory Agreement’s automatic termination on October 18, 2013, resulting from the Change of Control.

COMPARISON OF THE SUB-ADVISORY AGREEMENTS

There are no material differences between the terms of the Prior Sub-Advisory Agreement and those of the Merganser Sub-Advisory Agreement. The sub-advisory fee rates payable by the Adviser to the Sub-Adviser have remained the same. A description of the sub-advisory fee rates appears below under the caption “Sub-Advisory Fees.” The Merganser Sub-Advisory Agreement was approved by the Board on October 17, 2013 and was effective as of October 18, 2013.

Under the terms of the Merganser Sub-Advisory Agreement, like the Prior Sub-Advisory Agreement, subject to the supervision of the Trust’s Board and TAM, Merganser shall regularly provide the Portfolio with respect to such portion of the Portfolio’s assets as shall be allocated to Merganser by TAM from time to time (the “Allocated Assets”) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Portfolio’s investment objectives, policies and restrictions, as stated in the Portfolio’s current Prospectuses and Statement of Additional Information, and subject to such other restrictions and limitations as directed by the officers of TAM or the Trust by notice in writing to Merganser.

The Merganser Sub-Advisory Agreement provides that Merganser may place orders for the purchase and sale of portfolio securities with such broker-dealers who provide research and brokerage services to the Portfolio within the meaning of Section 28(e) of the Securities Exchange Act of 1934, to Merganser, or to any other fund or account over which Merganser or its affiliates exercise investment discretion. The Merganser Sub-Advisory Agreement also provides that, subject to such policies and procedures as may be adopted by the Board and officers of the Portfolio, Merganser may pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where Merganser has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or Merganser’s overall responsibilities with respect to the Portfolio and to other funds and clients for which Merganser exercises investment discretion. The Prior Sub-Advisory Agreement contained similar provisions.

As was the case for the Prior Sub-Advisory Agreement, the Merganser Sub-Advisory Agreement: (i) may be terminated at any time without the payment of any penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Portfolio; (ii) may be terminated by TAM upon written notice to the Sub-Adviser, without the payment of any penalty; (iii) may be terminated at any time by the Sub-Adviser upon 90 days’ written notice to TAM; and (iv) will terminate immediately in the event of its assignment (within the meaning of the 1940 Act) and shall not be assignable by TAM without the consent of the Sub-Adviser.

As compensation for the services performed by the Sub-Adviser under the Merganser Sub-Advisory Agreement, TAM shall pay the Sub-Adviser out of the advisory fee it receives with respect to the Portfolio, as promptly as possible after the last day of each month, a fee, computed daily as a percentage of average daily net assets on an annual basis. As described below under “Sub-Advisory Fees,” the compensation the Sub-Adviser will receive from TAM under the Merganser Sub-Advisory Agreement is the same as it received under the Prior Sub-Advisory Agreement.

The Merganser Sub-Advisory Agreement, like the Prior Sub-Advisory Agreement requires that the Sub-Adviser, at its expense, supply the Board, the officers of the Trust and the Adviser with all information and reports reasonably required by any of them and reasonably available to the Sub-Adviser relating to the services provided pursuant to the Merganser Sub-Advisory Agreement, including such information that the Portfolio’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act.

The Merganser Sub-Advisory Agreement states that Merganser shall be responsible only for rendering the services called for thereunder in good faith and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Portfolio, provided that Merganser is not protected against any liability to the Adviser or the Portfolio to which Merganser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Merganser Sub-Advisory Agreement. The Prior Sub-Advisory Agreement provided that Merganser was not protected against any liability to the Adviser or the Portfolio to which Merganser would otherwise be subject by reason of negligence, malfeasance, or violation of applicable law in providing management under the Prior Sub-Advisory Agreement.

The Merganser Sub-Advisory Agreement provides that unless the Adviser advises Merganser in writing that the right to vote proxies has been expressly reserved to the Adviser or the Trust or otherwise delegated to another party, Merganser shall exercise voting rights incident to any security purchased with, or comprising a portion of, the Allocated Assets, in accordance with that Merganser’s proxy voting policies and procedures without consultation with the Adviser or the Portfolio. Merganser agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to the Adviser. The Prior Sub-Advisory Agreement contained similar provisions.

The Prior Sub-Advisory Agreement provided that Merganser would not manage any commingled short term market value bond fund, average duration maintained between one and four years, for any other company, except for commingled funds sponsored by Merganser, in certain markets if the Portfolio’s asset exceeded $400 million. The Merganser Sub-Advisory Agreement does not contain similar provisions.

Investors should refer to Exhibit A attached hereto for the complete terms of the Merganser Sub-Advisory Agreement. The summary of the Merganser Sub-Advisory Agreement set forth herein is qualified in its entirety by provisions of the Merganser Sub-Advisory Agreement as set forth in Exhibit A.

TAM ADVISORY FEES

Under the Advisory Agreement, the Portfolio pays the Adviser on an annual basis an advisory fee of 0.35% based on the Portfolio’s average daily net assets. The net assets are equal to the market value of the Portfolio. Fees are accrued daily and paid by the Portfolio monthly.

SUB-ADVISORY FEES

The sub-advisory fees to be paid by TAM have not changed in connection with the Change in Control of Merganser and the Merganser Sub-Advisory Agreement’s fee schedule is identical to that of the Prior Sub-Advisory Agreement.

Under the Merganser Sub-Advisory Agreement, the Adviser (not the Portfolio) pays Merganser the following sub-advisory fees for its services with respect to the Portfolio’s average daily net assets on an annual basis:

0.20% of the first $100 million;

0.15% over $100 million and up to $200 million;

0.10% over $200 million and up to $300 million; and

0.05% in excess of $300 million.

The following table shows the management fees paid to TAM and Sub-Advisory fees paid by TAM to Merganser for the fiscal year ended December 31, 2012.

Advisory Fees (after waivers/expense reimbursements)	Advisory Fees Waived/Expenses Reimbursed	Sub-Advisory Fees Paid (Net of Fees Reimbursed)
2012	2012	2012
$1,425,920	$0	$503,703

INFORMATION REGARDING THE SUB-ADVISER

Merganser, a wholly owned subsidiary of Annaly Capital, Inc., had been a registered investment adviser since 1984. As of December 31, 2012, Merganser has approximately $7.3 billion in total assets under management.

Portfolio Managers

Name	Role	Employer	Positions Over Past Five Years
Peter S. Kaplan, CFA	Portfolio Manager	Merganser	Portfolio Manager of the Portfolio since 1990; Employee of Merganser since 1986
Douglas A. Kelly, CFA	Portfolio Manager	Merganser	Portfolio Manager of the Portfolio since 1990; Employee of Merganser since 1986; President and Co-Chief Investment Officer

Management and Governance

Listed below are the names, positions and principal occupations of the executive committee members and principal executive officers of Merganser as of November 30, 2013. The principal address of each individual as it relates to his or her duties at Merganser is the same as that of Merganser.

Name	Position with Merganser Capital Management, LLC
Douglas A. Kelly, CFA	Chief Executive Officer and Co-Chief Investment Officer
Andrew M. Smock, CFA	President and Co-Chief Investment Officer

Management Activities. Merganser does not act as adviser or sub-adviser for any other registered investment companies with investment objectives similar to the Portfolio.

EVALUATION BY THE BOARD

At a meeting of the Board held on October 16 and 17, 2013, the Board considered the approval of the Merganser Sub-Advisory Agreement in light of the Change of Control.

Following their review and consideration, the Board Members determined that the terms of the Merganser Sub-Advisory Agreement are reasonable and that the continuation of Merganser as sub-adviser to the Portfolio and approval of the Merganser Sub-Advisory Agreement is in the best interests of the Portfolio and its shareholders. The Board, including the Independent Board Members, unanimously approved the Merganser Sub-Advisory Agreement for an initial two-year period.

To assist the Board in its consideration of the Merganser Sub-Advisory Agreement, the Board received in advance of the Meeting certain materials and information. In addition, the Independent Board Members consulted with their independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Board’s deliberations.

Among other matters, the Board considered:

(a)

that the Board had performed a full review of the Prior Sub-Advisory Agreement with Merganser and had determined that Merganser had the capabilities, resources and personnel necessary to provide sub-advisory services to the Portfolio;

(b)

assurances received from Merganser that the change of control is not expected to result in any diminution in the nature, extent and quality of services provided to the Portfolio and its shareholders, including compliance services;

(c)	assurances received from Merganser as to the consistency of the portfolio management team that would be primarily responsible for the day-to-day management of the Portfolio; and

(d)	that the sub-advisory fee schedule under the Merganser Sub-Advisory Agreement would not differ from the schedule under the Prior Sub-Advisory Agreement.

The Board determined that the information the Board had considered with respect to the following factors in connection with its annual approval of the Prior Sub-Advisory Agreement with Merganser and its conclusions regarding those factors were applicable to its decision to approve the Merganser Sub-Advisory Agreement: (i) the nature, extent and quality of the sub-advisory services to be provided; (ii) investment performance; (iii) sub-advisory fee and cost of services provided and level of profitability; (iv) whether the sub-advisory fee schedule reflects economies of scale and the extent to which economies of scale would be realized as the assets in the Portfolio grow; and (v) benefits derived by Merganser from its relationship with the Portfolio.

Based upon its review and the representations made to it and after consideration of the above factors, and such other factors and information as it deemed relevant, the Board Members, including all of the Independent Board Members, approved the Merganser Sub-Advisory Agreement. No single factor reviewed by the Board was identified as the principal factor in determining whether to approve the Merganser Sub-Advisory Agreement and each Board Member may have attributed different weights to the various factors considered.

BROKERAGE INFORMATION

There were no brokerage commissions incurred on security transactions placed with affiliates of the adviser or sub-adviser for the fiscal year ended December 31, 2012.

ADDITIONAL INFORMATION

TAM, the Trust’s investment adviser, and Transamerica Fund Services, Inc., the Trust’s transfer agent and administrator, are both located at 570 Carillon Parkway, St. Petersburg, Florida 33716. The Trust’s principal underwriter and distributor, Transamerica Capital, Inc., is located at 4600 South Syracuse Street, Suite 1100, Denver, Colorado 80237.

As of October 18, 2013, the Trustees and officers of the Portfolio, individually and as a group, owned beneficially less than 1% of the outstanding shares of the Portfolio.

As of October 18, 2013, the following persons owned of record 5% or more of the outstanding interests in the Portfolio:

High Quality Bond Investor Class

Name and address of Investor	Shares Owned	Percentage of Beneficial Ownership
Transamerica Asset Allocation - Intermediate Horizon 570 Carillon Parkway St. Petersburg, FL 33716	1,645,195.618	23.63%
Transamerica Asset Allocation - Short Horizon 570 Carillon Parkway St. Petersburg, FL 33716	1,329,611.095	19.10%
Transamerica Asset Allocation - Short/Intermediate Horizon 570 Carillon Parkway St. Petersburg, FL 33716	1,284,177.321	18.45%
Diversified Investment Advisors 440 Mamaroneck Avenue Harrison, NY 10528	455,211.152	6.54%

High Quality Bond Institutional Class

Name of Investor	Shares Owned	Percentage of Beneficial Ownership
Transamerica Institutional Asset Allocation - Short Horizon 570 Carillon Parkway St. Petersburg, FL 33716	385,967.803	6.15%
Transamerica Institutional Asset Allocation - Intermediate Horizon 570 Carillon Parkway St. Petersburg, FL 33716	906,120.035	14.78%
Pipe Fitters Local 553 Investors Bank and Trust Co. 8600 Hillcrest Rd. Suite A Kansas City, MO 64138	1,578,296.269	25.19%

Any shareholder who holds beneficially 25% or more of the Portfolio may be deemed to control the Portfolio until such time as such shareholder holds beneficially less than 25% of the outstanding common shares of the Portfolio. Any shareholder controlling the Portfolio may be able to determine the outcome of issues that are submitted to shareholders for vote and may be able to take action regarding the Portfolio without the consent or approval of other shareholders. As of October 18, 2013, the following persons held beneficially 25% or more of the Portfolio.

Name of Investor	Shares Owned	Percentage of Beneficial Ownership
Diversified Collective Trust High Quality Bond Fund (Unbundled) 440 Mamaroneck Avenue Harrison, NY 10528	7,058,024.332	39.86%

The Trust is a New York trust and as such is not required to hold annual meetings of investors, although special meetings may be called for the Portfolio, or for the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies or approving an advisory contract. Investor proposals to be presented at any subsequent meeting of investors must be received by the Trust at the Trust’s office within a reasonable time before the proxy solicitation is made.

TRANSAMERICA PARTNERS INTERNATIONAL EQUITY PORTFOLIO

a series of Transamerica Partners Portfolios

JOINT INFORMATION STATEMENT

On October 17, 2013, the Board approved, at the Adviser’s recommendation, a new sub-advisory agreement for the Portfolio as described below. TS&W took over day-to-day management of the Portfolio on December 15, 2013. As discussed in the Prospectus and Statement of Additional Information supplement dated October 25, 2013, and the Summary Prospectuses dated December 15, 2013, the Portfolio’s investment objective, certain risks and principal investment strategies also changed. Additionally, the Portfolio’s initial advisory fee was lowered and breakpoints were added to TAM’s management contract at asset levels of $500 million, $1 billion and $2 billion, which has the potential to further lower advisory fees should the Portfolio’s assets reach certain levels. As of November 30, 2013, the Portfolio had net assets of $620,291,465.

This Joint Information Statement describes TS&W and the terms of the TS&W Sub-Advisory Agreement.

THE PORTFOLIO AND ITS MANAGEMENT AGREEMENT

TAM, a Florida corporation located at 570 Carillon Parkway, St. Petersburg, FL 33716, manages the assets of the Portfolio pursuant to an Investment Advisory Agreement (the “Advisory Agreement”), dated November 1, 2007, as amended from time to time, which was approved by the Board, including a majority of the Independent Trustees, on June 13, 2013. TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. AUSA is wholly owned by Aegon USA, LLC (“Ageon USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Aegon USA is owned by Aegon US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Subject to the terms of the Advisory Agreement, the Adviser (i) is responsible for the management of the Portfolio, (ii) selects and employs, subject to the review and approval of the Board, one or more sub-advisers to make the day-to-day investment selections for the Portfolio consistent with the Portfolio’s investment objectives, policies and restrictions, as stated in the Portfolio’s current registration statement, and (iii) reviews the sub-adviser’s continued performance. The Advisory Agreement was last approved by the Board on June 13, 2013.

No officer or Trustee of the Portfolio is a director, officer or employee of TS&W. No officer or Trustee of the Portfolio, through the ownership of securities or otherwise, has any other material direct or indirect interest in TS&W or any other person controlling, controlled by or under common control with TS&W. Since the Record Date, none of the Trustees of the Portfolio has had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which TS&W or any of its affiliates was or is to be a party.

TERMS OF THE PRIOR SUB-ADVISORY AGREEMENT

Prior to December 15, 2013, Thornburg (the “Prior Sub-Adviser”) served as sub-adviser to the Portfolio. Thornburg is located at 2300 North Ridgetop Road, Santa Fe, NM 87506.

The Prior Sub-Adviser provided sub-advisory services to the Portfolio pursuant to an Investment Sub-Advisory Agreement between TAM and Thornburg (the “Thornburg Sub-Advisory Agreement”). As sub-adviser to the Portfolio, Thornburg was responsible for managing the assets of the Portfolio in a manner consistent with the terms of the Thornburg Sub-Advisory Agreement and the investment objective, strategies and policies of the Portfolio. The sub-advisory agreement between the Portfolio and Thornburg was dated January 1, 2009, as amended, and was last approved by the Board, including a majority of the Independent Trustees, on June 12 and 13, 2013.

COMPARISON OF THE SUB-ADVISORY AGREEMENTS

Descriptions of the sub-advisory fee rates payable by the Adviser to TS&W under the TS&W Sub-Advisory Agreement and the sub-advisory fees paid by the Adviser to Thornburg under the Thornburg Sub-Advisory Agreement appear below under the caption “Sub-Advisory Fees.”

As discussed below under the caption “Evaluation by the Board,” the TS&W Sub-Advisory Agreement was approved by the Board on October 17, 2013, and was effective as of December 15, 2013. The TS&W Sub-Advisory Agreement has an initial term of two years from the effective date. Thereafter, continuance of the TS&W Sub-Advisory Agreement shall be subject to the specific approval, at least annually, of a vote of the majority of outstanding voting securities (as that term is defined in the 1940 Act) of the Portfolio, or by a majority of the Board who are not interested persons (the “Independent Trustees”), at a meeting called for the purpose of voting on such approval.

The terms of the Thornburg Sub-Advisory Agreement and those of the TS&W Sub-Advisory Agreement are substantially similar. Under the TS&W Sub-Advisory Agreement, the sub-advisory fee rates payable by the Adviser to TS&W are lower. A description of the sub-advisory fee rates appears below under the caption “Sub-Advisory Fees.”

Under the terms of the TS&W Sub-Advisory Agreement, like the Thornburg Sub-Advisory Agreement, subject to the supervision of the Trust’s Board and TAM, TS&W shall regularly provide the Portfolio with respect to such portion of the Portfolio’s assets as shall be allocated to TS&W by TAM from time to time (the “Allocated Assets”) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Portfolio’s investment objective, policies and restrictions, as stated in the Portfolio’s current Prospectuses and Statement of Additional Information, and subject to such other restrictions and limitations as directed by the officers of TAM or the Trust by notice in writing to TS&W.

The TS&W Sub-Advisory Agreement provides that TS&W may place orders for the purchase and sale of portfolio securities with such broker-dealers who provide research and brokerage services to the Portfolio within the meaning of Section 28(e) of the Securities Exchange Act of 1934, to TS&W, or to any other fund or account over which TS&W or its affiliates exercise investment discretion. The TS&W Sub-Advisory Agreement also provides that, subject to such policies and procedures as may be adopted by the Board and officers of the Portfolio, TS&W may pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where TS&W has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or TS&W’s overall responsibilities with respect to the Portfolio and to other funds and clients for which TS&W exercises investment discretion. The Thornburg Sub-Advisory Agreement contained similar provisions.

The TS&W Sub-Advisory Agreement: (i) may be terminated at any time without the payment of any penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Portfolio; (ii) may be terminated by TAM upon written notice to TS&W, without the payment of any penalty; (iii) may be terminated by TS&W upon 90 days’ written notice to TAM; and (iv) will terminate immediately in the event of its assignment (within the meaning of the 1940 Act) and shall not be assignable by TAM without the consent of TS&W. The Thornburg Sub-Advisory Agreement contained similar provisions.

As compensation for the services performed by TS&W under the TS&W Sub-Advisory Agreement, TAM shall pay TS&W out of the advisory fee it receives with respect to the Portfolio, as promptly as possible after the last day of each month, a fee, computed daily as a percentage of average daily net assets on an annual basis. As outlined below under “Sub-Advisory Fees,” the compensation TS&W will receive from TAM under the TS&W Sub-Advisory Agreement is lower, and subject to certain additional breakpoints, than that received by Thornburg under the Thornburg Sub-Advisory Agreement

The TS&W Sub-Advisory Agreement, like the Thornburg Sub-Advisory Agreement, requires that TS&W, at its expense, supply the Board, the officers of the Trust and the Adviser with all information and reports reasonably required by any of them and reasonably available to TS&W relating to the services provided pursuant to the TS&W Sub-Advisory Agreement, including such information that the Portfolio’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act.

The TS&W Sub-Advisory Agreement states that TS&W shall be responsible only for rendering the services called for thereunder in good faith and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Portfolio, provided that TS&W is not protected against any liability to the Adviser or the Portfolio to which TS&W would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the TS&W Sub-Advisory Agreement. The Thornburg Sub-Advisory Agreement contained similar provisions.

The TS&W Sub-Advisory Agreement provides that unless the Adviser advises TS&W in writing that the right to vote proxies has been expressly reserved to the Adviser or the Trust or otherwise delegated to another party, TS&W shall exercise voting rights incident to any security purchased with, or comprising a portion of, the Allocated Assets, in accordance with that TS&W’s proxy voting policies and procedures without consultation with the Adviser or the Portfolio. TS&W agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to the Adviser. The Thornburg Sub-Advisory Agreement contained similar provisions.

Investors should refer to Exhibit B attached hereto for the complete terms of the TS&W Sub-Advisory Agreement. The summary of the TS&W Sub-Advisory Agreement set forth herein is qualified in its entirety by provisions of the TS&W Sub-Advisory Agreement as set forth in Exhibit B.

TAM ADVISORY FEES

Under the Advisory Agreement, the Portfolio pays the Adviser the following advisory fees for its services with respect to the Portfolio’s average daily net assets on an annual basis:

0.74% of the first $500 million;

0.72% over $500 million up to $1 billion;

0.69% over $1 billion up to $2 billion; and

0.66% in excess of $2 billion.

The net assets are equal to the market value of the Portfolio. Fees are accrued daily and paid by the Portfolio monthly.

Prior to December 15, 2013, the Portfolio paid the Adviser on an annual basis an advisory fee of 0.75% based on the Portfolio’s average daily net assets. The net assets are equal to the market value of the Portfolio. Fees are accrued daily and paid by the Portfolio monthly.

SUB-ADVISORY FEES

Under the TS&W Sub-Advisory Agreement, the Adviser (not the Portfolio) pays TS&W the following sub-advisory fees for its services with respect to the Portfolio’s average daily net assets on an annual basis:

0.30% of the first $1 billion;

0.28% over $1 billion up to $2 billion; and

0.265% in excess of $2 billion.

The calculation of the sub-advisory fees will be determined on the combined average daily net assets of Transamerica International Equity and Transamerica TS&W International Equity VP. Transamerica International Equity and Transamerica TS&W International Equity VP are also sub-advised by TS&W.

Under the Thornburg Sub-Advisory Agreement, the Adviser (not the Portfolio) paid Thornburg the following sub-advisory fees for its services with respect to the Portfolio’s average daily net assets on an annual basis:

0.425% of the first $500 million; and

0.40% in excess of $500 million.

The average daily net assets for the purposes of calculating sub-advisory fees was determined on a combined basis with Transamerica International Value Opportunities, which was also sub-advised by Thornburg.

The following table shows the management fees paid to TAM and Sub-Advisory fees paid by TAM to Thornburg for the fiscal year ended December 31, 2012.

Advisory Fees (after waivers/expense reimbursements)	Advisory Fees Waived/Expenses Reimbursed	Sub-Advisory Fees Paid (Net of Fees Reimbursed)
$4,814,727	$0	$2,653,554

INFORMATION REGARDING THE SUB-ADVISER

TS&W, a majority-owned subsidiary of Old Mutual (US) Holdings, Inc., a wholly-owned subsidiary of Old Mutual plc., has been a registered investment adviser since 1970. As of December 31, 2012, TS&W had approximately $6.2 billion in total assets under management.

Portfolio Manager

Name	Role	Employer	Positions Over Past Five Years
Brandon H. Harrell, CFA	Portfolio Manager	TS&W	Portfolio Manager of the Portfolio since 2013; Portfolio Manager with TS&W since 1996; Portfolio Manager of TS&W International Equity Portfolio from October 31, 2005 to February 28, 2011; Portfolio Manager of TS&W International Small Cap since December 31, 2007

Management and Governance

Listed below are the names, positions and principal occupations of the members of the Board of Managers and principal executive officers of TS&W as of November 30, 2013. The principal address of each individual as it relates to his or her duties at TS&W is the same as that of TS&W.

Name	Position with TS&W
Horace P. Whitworth	Manager, Co-Chief Executive Officer, Chief Financial Officer and President
Cheryl M. Mounce	Treasurer
Lawrence E. Gibson	Manager, Co-Chief Executive Officer and Chairman
Herbert B. Thomson III	Manager and Secretary
Frank H. Reichel III	Manager and Chief Investment Officer
Lori N. Anderson	Risk Manager and Director of Operations
Jessica L. Thompson, Esq.	Chief Compliance Officer
Aidan J. Riordan	Manager

Management Activities. As of November 30, 2013, TS&W acted as investment adviser or sub-adviser for three registered investment companies with investment objectives similar to those of the Portfolio.

Comparable Fund for which TS&W serves as Sub-Adviser	Assets Managed by TS&W as of November 30, 2013	Sub-Adviser Fee Paid to TS&W
Transamerica International Equity	$708,392,591.76	0.40% of the first $250 million; 0.35% over $250 million up to $500 billion; 0.325% over $500 up to $1 billion; and 0.30% in excess of $1 billion.
Transamerica International Small Cap Value	$247,013,343.38	0.475% of the first $300 million; 0.45% over $300 million up to $750 million; and 0.40% over $750 million.
Transamerica TS&W International Equity VP	$142,377,554.22	0.40% of the $250 million up to $500 million; 0.35% over $250 million up to $500 billion; 0.325% over $500 million up to $1 billion; and 0.30% in excess of $ 1 billion.

EVALUATION BY THE BOARD

At a meeting of the Board held on October 16 and 17, 2013, the Board considered the termination of Thornburg as sub-adviser to the Portfolio, and the approval of a new investment sub-advisory agreement between TAM and TS&W for the Portfolio.

Following their review and consideration, the Board Members determined that the terms of the proposed sub-advisory agreement between TAM and TS&W with respect to the Portfolio are reasonable and that the termination of Thornburg as sub-adviser to the Portfolio and approval of the TS&W Sub-Advisory Agreement is in the best interests of the Portfolio and its shareholders. The Board, including the Independent Board Members, unanimously approved the TS&W Sub-Advisory Agreement for an initial two-year period and authorized TAM to terminate the sub-advisory agreement with Thornburg.

To assist the Board Members in their consideration of the TS&W Sub-Advisory Agreement, the Board Members received in advance of the Meeting certain materials and information. In addition, the Independent Board Members consulted with their independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Board Members’ deliberations.

Among other matters, the Board considered:

(a)

that TAM advised the Board that the appointment of TS&W is not expected to result in any diminution in the nature, extent and quality of services provided to the Portfolio and its shareholders, including compliance services;

(b)

that TS&W is an experienced and respected asset management firm and that TAM believes that TS&W has the capabilities, resources and personnel necessary to provide sub-advisory services to the Portfolio based on an assessment of the services that TS&W provides to other Transamerica mutual funds;

(c)	the proposed responsibilities of TS&W for the Portfolio and the services expected to be provided by it;

(d)	the fact that the sub-advisory fee payable to TS&W would be paid by TAM and not the Portfolio;

(e)	that the advisory fee rate paid by the Portfolio to TAM would not increase, and that the sub-advisory fee to be paid by TAM to TS&W is reasonable in light of the services to be provided; and

(f)	that TAM recommended to the Board that TS&W be appointed as sub-adviser to the Portfolio based on its desire to engage an investment sub-adviser with a proven track record.

A discussion followed that included additional consideration of these and other matters.

In their deliberations, the Board Members evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the considerations discussed here, among others, although they did not identify any consideration or particular information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services to be Provided. In evaluating the nature, extent and quality of the services to be provided by TS&W under the TS&W Sub-Advisory Agreement, the Board considered, among other things, information and assurances provided by TAM and TS&W as to the operations, facilities, organization and personnel of TS&W, the anticipated ability of TS&W to perform its duties under the TS&W Sub-Advisory Agreement, and the anticipated changes to the current investment program and other practices of the Portfolio. The Board considered the proposed changes to the Portfolio’s investment objective, certain risks and principal investment strategies. The Board considered that TAM has advised the Board that the appointment of TS&W is not expected to result in any diminution in the nature, extent and quality of services provided to the Portfolio and its shareholders, including compliance services. The Board considered that TS&W is an experienced and respected asset management firm and that TAM believes that TS&W has the capabilities, resources and personnel necessary to provide sub-advisory services to the Portfolio based on the assessment of the services.

Based on their review of the materials provided and the assurances they had received from TAM, the Board determined that TS&W can provide sub-advisory services that are appropriate in scope and extent in light of the proposed investment program for the Portfolio and that TS&W’s appointment is not expected to adversely affect the nature, extent and quality of services provided to the Portfolio.

Investment Performance. The Board considered TS&W’s performance, investment management experience, capabilities and resources. The Board reviewed the performance of the Portfolio as compared to the composite performance of the strategy to be followed by TS&W, which compared favorably to that of the Portfolio, its benchmark and its peer group for the 1-, 3-, and 5-year periods (annualized) ended August 31, 2013. The Board Members further noted that TAM believes that the appointment of TS&W will benefit shareholders by offering them the potential for improved performance based on the historical comparisons, but were unable to predict what effect execution of the TS&W Sub-Advisory Agreement would actually have on the future performance of the Portfolio.

On the basis of this information and the Board’s assessment of the nature, extent and quality of the services to be provided by TS&W, the Board concluded that TS&W is capable of generating a level of investment performance that is appropriate in light of the Portfolio’s investment objectives, policies and strategies.

Sub-Advisory Fee, Cost of Services Provided and Profitability. The Board considered the proposed sub-advisory fee schedule under the TS&W Sub-Advisory Agreement, including a reduction in the sub-advisory fee rate paid to the sub-adviser from implementation of the TS&W Sub-Advisory Agreement. The Board noted that the advisory fee rate payable by the Portfolio would decrease and that certain additional breakpoints to the advisory fee schedule had been added. The Board also noted that any breakpoints reached by the sub-adviser would be realized by the Portfolio and its shareholders as the advisory and sub-advisory agreements have breakpoints at the same asset levels, and that the Portfolio does not pay the sub-advisory fee. On the basis of these considerations, together with the other information it considered, the Board determined that the sub-advisory fee to be received by TS&W under the TS&W Sub-Advisory Agreement is reasonable in light of the services to be provided.

With respect to TS&W’s costs and profitability in providing services to the Portfolio, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and TS&W. As a result, the Board did not consider TS&W’s anticipated profitability as material to its decision to approve the TS&W Sub-Advisory Agreement.

Economies of Scale. The Board considered the sub-advisory fee schedule and the existence of breakpoints. The Board considered that TAM believes that the appointment of TS&W as sub-adviser has the potential to attract additional assets because of TS&W’s asset management capabilities. The Board Members concluded that they would have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TAM, and fees payable by TAM to TS&W, in the future.

Fall-Out Benefits. The Board considered any other benefits expected to be derived by TS&W from its relationship with the Portfolio. The Board noted that TAM would not realize soft dollar benefits from its relationship with TS&W, and that TS&W may engage in soft dollar arrangements consistent with applicable law and “best execution” requirements.

Conclusion. After consideration of the factors described above, as well as other factors, the Board Members, including all of the Independent Board Members, concluded that the approval of the TS&W Sub-Advisory Agreement is in the best interests of the Portfolio and its shareholders and voted to approve the TS&W Sub-Advisory Agreement.

BROKERAGE INFORMATION

There were no brokerage commissions incurred on security transactions placed with affiliates of the adviser or sub-adviser for the fiscal year ended December 31, 2012.

ADDITIONAL INFORMATION

TAM, the Trust’s investment adviser, and Transamerica Fund Services, Inc., the Trust’s transfer agent and administrator, are both located at 570 Carillon Parkway, St. Petersburg, Florida 33716. The Trust’s principal underwriter and distributor, Transamerica Capital, Inc., is located at 4600 South Syracuse Street, Suite 1100, Denver, Colorado 80237.

As of December 19, 2013, the Trustees and officers of the Portfolio, individually and as a group, owned beneficially less than 1% of the outstanding shares of the Portfolio.

As of December 19, 2013, the following persons owned of record 5% or more of the outstanding interests in the Portfolio:

International Equity Investor Class

Name of Investor	Shares Owned	Percentage of Beneficial Ownership
Transamerica Asset Allocation - Intermediate/Long Horizon 570 Carillon Parkway St. Petersburg, FL 33716	2,118,197.603	16.00%
Transamerica Asset Allocation - Long Horizon 570 Carillon Parkway St. Petersburg, FL 33716	1,876,225.090	14.17%
Diversified Investment Advisors 440 Mamaroneck Avenue Harrison, NY 10528	844,249.524	6.38%
Transamerica Asset Allocation - Short/Intermediate Horizon 570 Carillon Parkway St. Petersburg, FL 33716	757,990.071	5.73%

International Equity Institutional Class

Name of Investor	Shares Owned	Percentage of Beneficial Ownership
Transamerica Institutional Asset Allocation - Intermediate Horizon 570 Carillon Parkway St. Petersburg, FL 33716	1,860,486.189	17.35%
Transamerica Institutional Asset Allocation - Intermediate/Long 570 Carillon Parkway St. Petersburg, FL 33716	1,694,653.170	15.80%
Transamerica Institutional Asset Allocation - Long Horizon 570 Carillon Parkway St. Petersburg, FL 33716	914,983.032	8.53%
Integra Telecom, Inc. Investors Bank and Trust Co. 1201 NE Lloyd Blvd., Suite 500 Portland, OR 97232	867,143.761	8.08%
Richemont North America, Inc. Investors Bank and Trust Co. 3 Enterprise Drive Shelton, CT 06484	771,910.267	7.20%

Any shareholder who holds beneficially 25% or more of the Portfolio may be deemed to control the Portfolio until such time as such shareholder holds beneficially less than 25% of the outstanding common shares of the Portfolio. Any shareholder controlling the Portfolio may be able to determine the outcome of issues that are submitted to shareholders for vote and may be able to take action regarding the Portfolio without the consent or approval of other shareholders. As of December 19, 2013, the following persons held beneficially 25% or more of the Portfolio.

Name of Investor	Shares Owned	Percentage of Beneficial Ownership
Transamerica Partners Institutional International Equity 570 Carillon Parkway St. Petersburg, FL 33716	10,725,936.842	25.62%

The Trust is a New York trust and as such is not required to hold annual meetings of investors, although special meetings may be called for the Portfolio, or for the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies or approving an advisory contract. Investor proposals to be presented at any subsequent meeting of investors must be received by the Trust at the Trust’s office within a reasonable time before the proxy solicitation is made.

By Order of the Board of Trustees,
Dennis P. Gallagher Vice President, General Counsel and Secretary

January 16, 2014

EXHIBIT A

INVESTMENT SUB-ADVISORY AGREEMENT

Merganser Capital Management LLC

This Agreement, entered into as of October 18, 2013 by and between Transamerica Asset Management, Inc., a Florida corporation (referred to herein as “TAM”) and Merganser Capital Management LLC, a Delaware Corporation (referred to herein as the “Sub-Adviser”).

TAM is the investment adviser to Transamerica Partners Portfolios (the “Trust”), an open-end investment company registered under the Investment Company Act of 1940 (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the “1940 Act”). TAM wishes to engage the Sub-Adviser to provide certain investment advisory services to each series of the Trust listed on Schedule A hereto (the “Fund”). The Sub-Adviser desires to furnish services for the Trust and to perform the functions assigned to it under this Agreement for the considerations provided. Accordingly, the parties have agreed as follows:

1. Appointment. In accordance with the Investment Advisory Agreement between the Trust and TAM (the “Advisory Agreement”), TAM hereby appoints the Sub-Adviser to act as Sub-Adviser with respect to the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified.

2. Sub-Advisory Services. In its capacity as sub-adviser to the Fund, the Sub-Adviser shall have the following responsibilities:

(a)	Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and TAM, the Sub-Adviser shall regularly provide the Fund with respect to such portion of the Fund’s assets as shall be allocated to the Sub-Adviser by TAM from time to time (the “Allocated Assets”) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information, and subject to such other restrictions and limitations as directed by the officers of TAM or the Trust by notice in writing to the Sub-Adviser. The Sub-Adviser shall, with respect to the Allocated Assets, determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Fund and what portion of the Allocated Assets will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions (including the negotiation and execution of investment documentation and agreements, including, without limitation, swap, futures, options and other agreements with counterparties, on the Fund’s behalf as the Sub-Adviser deems appropriate from time to time in order to carry out its responsibilities hereunder, provided the Sub-Adviser provides TAM prompt notice of any new investment agreements and any material amendments to existing investment agreements and the opportunity for legal review), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws (collectively, the “Governing Documents”), the 1940 Act and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”), interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund referred to above, any written instructions and directions of the Board or TAM provided to the Sub-Adviser from time to time, and any other specific policies adopted by the Board and disclosed to the Sub-Adviser. The Sub-Adviser’s responsibility for providing investment research, advice, management and supervision to the Fund is limited to that discrete portion of the Fund represented by the Allocated Assets and the Sub-Adviser is prohibited from directly or indirectly consulting with any other sub-adviser for a portion of the Fund’s assets concerning Fund transactions in securities or other assets. The Sub-Adviser is authorized to give instructions with respect to the Allocated Assets to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies.

(b)	The Sub-Adviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Sub-Adviser or its affiliates exercise investment discretion. The Sub-Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Sub-Adviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein.

(c)	The Fund hereby authorizes any entity or person associated with the Sub-Adviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Sub-Adviser agrees that it will not deal with itself, or with Trustees of the Trust or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Sub-Adviser or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Sub-Adviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Sub-Adviser and its directors and officers.

(d)	Unless TAM advises the Sub-Adviser in writing that the right to vote proxies has been expressly reserved to TAM or the Trust or otherwise delegated to another party, the Sub-Adviser shall exercise voting rights incident to any security purchased with, or comprising a portion of, the Allocated Assets, in accordance with the Sub-Adviser’s proxy voting policies and procedures without consultation with TAM or the Fund. The Sub-Adviser agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM.

(e)	The Sub-Adviser will monitor the security valuations of the Allocated Assets. If the Sub-Adviser believes that the Fund’s carrying value for a security does not fairly represent the price that could be obtained for the security in a current market transaction, the Sub-Adviser will notify TAM promptly. In addition, the Sub-Adviser will be available to consult with TAM in the event of a pricing problem and to participate in the Trust’s Valuation Committee meetings.

3. Activities of the Sub-Adviser. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Sub-Adviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Sub-Adviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities for the Fund and one or more other accounts of the Sub-Adviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Sub-Adviser. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Sub-Adviser’s policies and procedures as presented to the Board from time to time.

4. Allocation of Charges and Expenses. During the term of this Agreement, the Fund will bear all expenses not expressly assumed by TAM or the Sub-Adviser incurred in the operation of the Fund and the offering of its shares. Without limiting the generality of the foregoing:

(a) The Fund shall pay its allocable share of (i) fees payable to TAM pursuant to the Advisory Agreement; (ii) the cost (including brokerage commissions, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) the compensation, fees and reimbursements paid to the Trust’s non-interested Trustees; (vi) custodian and transfer agent fees; (vii) legal and accounting expenses allocable to the Fund, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and TAM); (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiii) any costs, expenses or losses arising out of any liability of, or claim for damage or other relief asserted against, the Trust for violation of any law; (xiv) expenses of preparing, typesetting and printing prospectuses and supplements thereto for existing shareholders and of reports and statements to shareholders; (xv) fees and expenses in connection with membership in investment company organizations and 12b-1 fees; and (xvi) any extraordinary expenses incurred by the Trust on behalf of the Fund.

(b) TAM shall pay all expenses incurred by it in the performance of its duties under this Agreement. TAM shall also pay all fees payable to the Sub-Adviser pursuant to this Agreement.

(c) The Sub-Adviser shall pay all expenses incurred by it in the performance of its duties under this Agreement. The Sub-Adviser shall authorize and permit any of its directors, officers and employees, who may be elected as Trustees or officers of the Trust, to serve in the capacities in which they are elected, and shall pay all compensation, fees and expenses of such Trustees and officers.

5. Obligation to Provide Information. Each party’s obligation to provide information shall be as follows:

(a) TAM shall cause the Sub-Adviser to be kept fully informed at all times with regard to the securities owned by the Fund, its funds available, or to become available, for investment, and generally as to the condition of the Fund’s affairs. TAM shall furnish the Sub-Adviser with such other documents and information with regard to the Fund’s affairs as the Sub-Adviser may from time to time reasonably request.

(b) The Sub-Adviser, at its expense, shall supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by them and reasonably available to the Sub-Adviser relating to the services provided by the Sub-Adviser hereunder, including such information the Fund’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act.

6. Compensation of the Sub-Adviser. As compensation for the services performed by the Sub-Adviser, TAM shall pay the Sub-Adviser out of the advisory fee it receives with respect to the Fund, and only to the extent thereof, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Fund’s name on Schedule A annexed hereto. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due the Sub-Adviser for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund or, if less, the portion thereof comprising the Allocated Assets, in that period from the beginning of such month to such date of termination, and shall be prorated according to the ratio that the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund, or portion thereof comprising the Allocated Assets, shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in the Fund’s then-current Prospectus or as may be determined by the Board.

7. Compensation of Trustees, Officers and Employees. No Trustee, officer or employee of the Trust or the Fund shall receive from the Trust or the Fund any salary or other compensation as such Trustee, officer or employee while he is at the same time a director, officer, or employee of the Sub-Adviser or any affiliated company of the Sub-Adviser, except as the Board may decide. This paragraph shall not apply to Trustees, executive committee members, consultants and other persons who are not regular members of the Sub-Adviser’s or any affiliated company’s staff.

8. Term. This Agreement shall continue in effect with respect to the Fund, unless sooner terminated in accordance with its terms, for two years from its effective date, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board or the affirmative vote of a majority of outstanding voting securities of that Fund.

9. Termination. This Agreement may be terminated with respect to the Fund at any time, without penalty, by the Board or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities. This Agreement may also be terminated by TAM upon written notice to the Sub-Adviser, without the payment of any penalty. The Sub-Adviser may terminate the Agreement only upon giving 90 days’ advance written notice to TAM. This Agreement shall terminate automatically in the event of its assignment by the Sub-Adviser and shall not be assignable by TAM without the consent of the Sub-Adviser. For the avoidance of doubt, it is understood that this Agreement may be amended, terminated or not renewed as to one or more Funds without affecting the other Funds hereunder.

10. Use of Name. If this Agreement is terminated with respect to the Fund and the Sub-Adviser no longer serves as sub-adviser to the Fund, the Sub-Adviser reserves the right to withdraw from the Trust the right to the use of its name with respect to that Fund or any name misleadingly implying a continuing relationship between the Fund and the Sub-Adviser or any of its affiliates.

11. Liability of the Sub-Adviser. The Sub-Adviser may rely on information reasonably believed by it to be accurate and reliable. The Sub-Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that nothing in this Agreement shall protect the Sub-Adviser against any liability to TAM or the Fund to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 11, the term the “Sub-Adviser” shall include any affiliates of the Sub-Adviser performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Sub-Adviser and such affiliates.

12. Meanings of Certain Terms. For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

13. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally with respect to the Fund, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of the Agreement shall be effective with respect to the Fund until approved, if so required by the 1940 Act, by vote of the holders of a majority outstanding voting securities of that Fund. Schedule A hereto may be amended at any time to add additional series of the Trust as agreed by the Trust, TAM and the Sub-Adviser.

14. Books and Records. The Sub-Adviser agrees that it will keep records relating to its services hereunder in accordance with all applicable laws, and in compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that any records that it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request. The Sub-Adviser further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.

15. Independent Contractor. In the performance of its duties hereunder, the Sub-Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund or TAM in any way or otherwise be deemed to be an agent of the Fund or TAM.

16. Miscellaneous. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

17. Governing Law. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of Florida and the applicable provisions of the 1940 Act.

18. Interpretation. Nothing contained herein shall be deemed to require the Trust to take any action contrary to its Governing Documents, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Trust.

[signature page to follow]

The parties hereto have caused this Agreement to be executed by their duly authorized signatories as of the date and year first above written.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples
Name:	Christopher A. Staples
Title:	Senior Vice President, Chief Investment Officer, Advisory Services

MERGANSER CAPITAL MANAGEMENT LLC

By:	/s/ Douglas A. Kelly
Name:	Douglas A. Kelly
Title:	President

Schedule A

Fund	Investment Sub-Advisory Fee*
Transamerica Partners High Quality Bond Portfolio	0.20% of the first $100 million 0.15% over $100 million and up to $200 million 0.10% over $200 million and up to $300 million 0.05% in excess of $300 million

*	As a percentage of average daily net assets on an annual basis

EXHIBIT B

INVESTMENT SUB-ADVISORY AGREEMENT

Thompson, Seigel & Walmsley LLC

This Agreement, entered into as of December 15, 2013 by and between Transamerica Asset Management, Inc., a Florida corporation (referred to herein as “TAM”) and Thompson, Siegel & Walmsley LLC, a Delaware limited liability company (referred to herein as the “Sub-adviser”). TAM is the investment adviser to Transamerica Partners Portfolios (the “Trust”), an open-end investment company registered under the Investment Company Act of 1940 (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the “1940 Act”). TAM wishes to engage the Sub-adviser to provide certain investment advisory services to each series of the Trust listed on Schedule A hereto (the “Fund”). The Sub-adviser desires to furnish services for the Trust and to perform the functions assigned to it under this Agreement for the considerations provided. Accordingly, the parties have agreed as follows:

1. Appointment. In accordance with the Investment Advisory Agreement between the Trust and TAM (the “Advisory Agreement”), TAM hereby appoints the Sub-adviser to act as sub-adviser with respect to the Fund for the period and on the terms set forth in this Agreement. The Sub-adviser accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified.

2. Subadvisory Services. In its capacity as sub-adviser to the Fund, the Sub-adviser shall have the following responsibilities:

(a)	Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and TAM, the Sub-adviser shall regularly provide the Fund with respect to such portion of the Fund’s assets as shall be allocated to the Sub-adviser by TAM from time to time (the “Allocated Assets”) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information, and subject to such other restrictions and limitations as directed by the officers of TAM or the Trust by notice in writing to the Sub-adviser. The Sub-adviser shall, with respect to the Allocated Assets, determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Fund and what portion of the Allocated Assets will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions (including the negotiation and execution of investment documentation and agreements, including, without limitation, swap, futures, options and other agreements with counterparties, on the Fund’s behalf as the Sub-adviser deems appropriate from time to time in order to carry out its responsibilities hereunder, provided the Sub-adviser provides TAM prompt notice of any new investment agreements and any material amendments to existing investment agreements and the opportunity for legal review), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws (collectively, the “Governing Documents”), the 1940 Act and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”), interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund referred to above, any written instructions and directions of the Board or TAM provided to the Sub-adviser from time to time, and any other specific policies adopted by the Board and disclosed to the Sub-adviser. The Sub-adviser’s responsibility for providing investment research, advice, management and supervision to the Fund is limited to that discrete portion of the Fund represented by the Allocated Assets and the Sub-adviser is prohibited from directly or indirectly consulting with any other sub-adviser for a portion of the Fund’s assets concerning Fund transactions in securities or other assets. The Sub-adviser is authorized to give instructions with respect to the Allocated Assets to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies.

(b)	The Sub-adviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Sub-adviser or its affiliates exercise investment discretion. The Sub-adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Sub-adviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein.

(c)	The Fund hereby authorizes any entity or person associated with the Sub-adviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Sub-adviser agrees that it will not deal with itself, or with Trustees of the Trust or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Sub-adviser or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Sub-adviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Sub-adviser and its directors and officers.

(d)	Unless TAM advises the Sub-adviser in writing that the right to vote proxies has been expressly reserved to TAM or the Trust or otherwise delegated to another party, the Sub-adviser shall exercise voting rights incident to any security purchased with, or comprising a portion of, the Allocated Assets, in accordance with the Sub-adviser’s proxy voting policies and procedures without consultation with TAM or the Fund. The Sub-adviser agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM.

(e)	The Sub-adviser will monitor the security valuations of the Allocated Assets. If the Sub-adviser believes that the Fund’s carrying value for a security does not fairly represent the price that could be obtained for the security in a current market transaction, the Sub-adviser will notify TAM promptly. In addition, the Sub-adviser will be available to consult with TAM in the event of a pricing problem and to participate in the Trust’s Valuation Committee meetings.

3. Activities of the Sub-adviser. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Sub-adviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Sub-adviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities for the Fund and one or more other accounts of the Sub-adviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Sub-adviser. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Sub-adviser’s policies and procedures as presented to the Board from time to time.

4. Allocation of Charges and Expenses. During the term of this Agreement, the Fund will bear all expenses not expressly assumed by TAM or the Sub-adviser incurred in the operation of the Fund and the offering of its shares. Without limiting the generality of the foregoing:

(a)	The Fund shall pay its allocable share of (i) fees payable to TAM pursuant to the Advisory Agreement; (ii) the cost (including brokerage commissions, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) the compensation, fees and reimbursements paid to the Trust’s non-interested Trustees; (vi) custodian and transfer agent fees; (vii) legal and accounting expenses allocable to the Fund, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and TAM); (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiii) any costs, expenses or losses arising out of any liability of, or claim for damage or other relief asserted against, the Trust for violation of any law; (xiv) expenses of preparing, typesetting and printing prospectuses and supplements thereto for existing shareholders and of reports and statements to shareholders; (xv) fees and expenses in connection with membership in investment company organizations and 12b-1 fees; and (xvi) any extraordinary expenses incurred by the Trust on behalf of the Fund.

(b)	TAM shall pay all expenses incurred by it in the performance of its duties under this Agreement. TAM shall also pay all fees payable to the Sub-adviser pursuant to this Agreement.

(c)	The Sub-adviser shall pay all expenses incurred by it in the performance of its duties under this Agreement. The Sub-adviser shall authorize and permit any of its directors, officers and employees, who may be elected as Trustees or officers of the Trust, to serve in the capacities in which they are elected, and shall pay all compensation, fees and expenses of such Trustees and officers.

5. Obligation to Provide Information. Each party’s obligation to provide information shall be as follows:

(a)	TAM shall cause the Sub-adviser to be kept fully informed at all times with regard to the securities owned by the Fund, its funds available, or to become available, for investment, and generally as to the condition of the Fund’s affairs. TAM shall furnish the Sub-adviser with such other documents and information with regard to the Fund’s affairs as the Sub-adviser may from time to time reasonably request.

(b)	The Sub-adviser, at its expense, shall supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by them and reasonably available to the Sub-adviser relating to the services provided by the Sub-adviser hereunder, including such information the Fund’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act.

6. Compensation of the Sub-adviser. As compensation for the services performed by the Sub-adviser, TAM shall pay the Sub-adviser out of the advisory fee it receives with respect to the Fund, and only to the extent thereof, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Fund’s name on Schedule A annexed hereto. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due the Sub-adviser for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund or, if less, the portion thereof comprising the Allocated Assets, in that period from the beginning of such month to such date of termination, and shall be prorated according to the ratio that the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund, or portion thereof comprising the Allocated Assets, shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in the Fund’s then-current Prospectus or as may be determined by the Board.

7. Compensation of Trustees, Officers and Employees. No Trustee, officer or employee of the Trust or the Fund shall receive from the Trust or the Fund any salary or other compensation as such Trustee, officer or employee while he is at the same time a director, officer, or employee of the Sub-adviser or any affiliated company of the Sub-adviser, except as the Board may decide. This paragraph shall not apply to Trustees, executive committee members, consultants and other persons who are not regular members of the Sub-adviser’s or any affiliated company’s staff.

8. Term. This Agreement shall continue in effect with respect to the Fund, unless sooner terminated in accordance with its terms, for two years from its effective date, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board or the affirmative vote of a majority of outstanding voting securities of that Fund.

9. Termination. This Agreement may be terminated with respect to the Fund at any time, without penalty, by the Board or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities. This Agreement may also be terminated by TAM upon written notice to the Sub-adviser, without the payment of any penalty. The Sub-adviser may terminate the Agreement only upon giving 90 days’ advance written notice to TAM. This Agreement shall terminate automatically in the event of its assignment by the Sub-adviser and shall not be assignable by TAM without the consent of the Sub-adviser. For the avoidance of doubt, it is understood that this Agreement may be amended, terminated or not renewed as to one or more Funds without affecting the other Funds hereunder.

10. Use of Name. If this Agreement is terminated with respect to the Fund and the Sub-adviser no longer serves as sub-adviser to the Fund, the Sub-adviser reserves the right to withdraw from the Trust the right to the use of its name with respect to that Fund or any name misleadingly implying a continuing relationship between the Fund and the Sub-adviser or any of its affiliates.

11. Liability of the Sub-adviser. The Sub-adviser may rely on information reasonably believed by it to be accurate and reliable. The Sub-adviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that nothing in this Agreement shall protect the Sub-adviser against any liability to TAM or the Fund to which the Sub-adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 11, the term the “Sub-adviser” shall include any affiliates of the Sub-adviser performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Sub-adviser and such affiliates.

12. Meanings of Certain Terms. For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

13. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally with respect to the Fund, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of the Agreement shall be effective with respect to the Fund until approved, if so required by the 1940 Act, by vote of the holders of a majority outstanding voting securities of that Fund. Schedule A hereto may be amended at any time to add additional series of the Trust as agreed by the Trust, TAM and the Sub-adviser.

14. Books and Records. The Sub-adviser agrees that it will keep records relating to its services hereunder in accordance with all applicable laws, and in compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-adviser hereby agrees that any records that it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request. The Sub-adviser further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.

15. Independent Contractor. In the performance of its duties hereunder, the Sub-adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund or TAM in any way or otherwise be deemed to be an agent of the Fund or TAM.

16. Miscellaneous. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

17. Governing Law. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of Florida and the applicable provisions of the 1940 Act.

18. Interpretation. Nothing contained herein shall be deemed to require the Trust to take any action contrary to its Governing Documents, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Trust.

[signature page to follow]

The parties hereto have caused this Agreement to be executed by their duly authorized signatories as of the date and year first above written.

TRANSAMERICA ASSET MANAGEMENT, INC

By:	/s/ Christopher A. Staples
Name:	Christopher A. Staples
Title:	Senior Vice President and Chief Investment
Officer, Advisory Services

THOMPSON, SIEGEL & WALMSLEY LLC

By:	/s/ Horace P. Whitworth
Name:	Horace P. Whitworth
Title:	Co-Chief Executive Officer

Schedule A

Fund	Investment Subadvisory Fee*

Transamerica Partners International Equity Portfolio**	0.30% of the first $1 billion; 0.28% over $1 billion up to $2 billion; and 0.265% over $2 billion.

*	As a percentage of average daily net assets on an annual basis.
**	The calculation of the sub-advisory fees will be based on the combined average daily net assets of Transamerica International Equity and Transamerica TS&W International Equity VP.

TRANSAMERICA PARTNERS HIGH QUALITY BOND PORTFOLIO

TRANSAMERICA PARTNERS INTERNATIONAL EQUITY PORTFOLIO

series of Transamerica Partners Portfolios

TRANSAMERICA PARTNERS HIGH QUALITY BOND

TRANSAMERICA PARTNERS INTERNATIONAL EQUITY

series of Transamerica Partners Funds Group

TRANSAMERICA PARTNERS INSTITUTIONAL HIGH QUALITY BOND

TRANSAMERICA PARTNERS INSTITUTIONAL INTERNATIONAL EQUITY

series of Transamerica Partners Funds Group II

570 Carillon Parkway

St. Petersburg, Florida 33716

Telephone: 1-888-233-4339

NOTICE OF INTERNET AVAILABILITY OF JOINT INFORMATION STATEMENT

This communication presents only an overview of the more complete Joint Information Statement that is available to you on the internet relating to Transamerica Partners High Quality Bond Portfolio (the “High Quality Bond Portfolio”) and Transamerica Partners International Equity Portfolio (the “International Equity Portfolio”) (each, a “Portfolio” and together, the “Portfolios”). Each Portfolio is a series of Transamerica Partners Portfolio, a registered investment company organized as a New York trust (“TPP” or the “Trust”). The Portfolios are each a master fund in a master/feeder mutual fund structure. A number of feeder funds, including Transamerica Partners High Quality Bond, Transamerica Partners International Equity, Transamerica Partners Institutional High Quality Bond and Transamerica Partners Institutional International Equity, invest their assets in the similarly named Portfolio. The Portfolios, in turn, invest directly in securities. The High Quality Bond Portfolio is the underlying mutual fund in which all of the assets of Transamerica Partners High Quality Bond and Transamerica Partners Institutional High Quality Bond are invested. The International Equity Portfolio is the underlying mutual fund in which all of the assets of Transamerica Partners International Equity and Transamerica Partners Institutional International Equity are invested. We encourage you to access and review all of the important information contained in the Joint Information Statement.

The following material is available for view: Joint Information Statement

The Joint Information Statement details recent sub-adviser changes relating to each Portfolio. Specifically, the Board of Trustees of the Portfolios has approved new sub-advisory agreements on behalf of each Portfolio. The High Quality Bond Portfolio is sub-advised by Merganser Capital Management, LLC (“Merganser”) pursuant to an agreement between Transamerica Asset Management, Inc. (“TAM” or the “Adviser”) and Merganser. The International Equity Portfolio is sub-advised by Thompson, Seigel & Walmsley LLC (“TS&W”) pursuant to an agreement between TAM and TS&W. TS&W took over day-to-day management of the International Equity Portfolio on December 15, 2013.

The Trust and TAM have received an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission that permits TAM to enter into and materially amend sub-advisory agreements (with non-affiliated entities) with the approval of the Board of Trustees, including a majority of Trustees who are not parties to the agreement and are not interested persons, as defined in the Investment Company Act of 1940, as amended, of the parties to the agreement, without obtaining shareholder approval. The Order instead requires that an information statement be sent to you. In lieu of physical delivery of the Joint Information Statement, the Trust will make the Joint Information Statement available to you online.

The full Joint Information Statement will be available to review on the Portfolio’s website at http://www.transamericapartners.com/Pdf/Transamerica-Partners-High-Quality-Bond-Portfolio-Transamerica-Partners-International-Equity-Portfolio-Information-Statement-January-2014.pdf until at least April 16, 2014. A paper or email copy of the full Information Statement may be obtained, without charge, by contacting your Portfolio at 1-888-233-4339.

If you want to receive a paper or e-mail copy of the Joint Information Statement, you must request one. There is no charge to you for requesting a copy.